UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5074

Dreyfus Basic U.S. Mortgage Securities Fund

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus BASIC
U.S. Mortgage
Securities Fund

SEMIANNUAL REPORT June 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC U.S. Mortgage Securities Fund
The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004,causing heightened volatility in most sectors of the U.S. bond market.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, many fixed-income investors began to anticipate higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus BASIC U.S. Mortgage Securities Fund perform relative to its benchmark?

For the six-month period ended June 30, 2004, the fund achieved a total return of 0.54% and provided aggregate income dividends of approximately $0.3723. 1 In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 0.66% .2 In addition, the average total return of the funds reported in the Lipper GNMA Funds category was 0.18% .3

Although many fixed-income securities lost value during the reporting period as investors anticipated higher short-term interest rates, mortgage-backed securities fared relatively well, supported by robust investor demand and the effects of slower refinancing and prepayment activity among homeowners. The fund's return was higher than the Lipper category average, primarily because of our security selection strategy, which included commercial mortgages, collateralized mortgage obligations ("CMOs"), and mortgage-related asset-backed securities. However, the fund's return was modestly lower than that of the Index, which we attribute primarily to fund expenses that are not reflected by the benchmark.

On May 25, 2004, the Dreyfus Taxable Fixed Income Team replaced Michael Hoeh as the portfolio manager, and assumed management responsibility for the fund.

What is the fund's investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.The fund invests primarily in Government National Mortgage Association ("Ginnie Mae" or "GNMA") securities.The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities.

We employ a four-step investment process:

  Prepayment trend analysis measures the rate at which homeownersare likely to prepay their mortgages because of home sales or

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  refinancing.An increase in this trend can adversely affect returnsof mortgage-related securities.
  Option-adjusted spread analysis compares the early redemptioncharacteristics of different mortgage-backed securities with othersecurities, such as U.S. Treasuries, to help us measure their vul-nerability to early redemption.
  Cash flow structure analysis helps us determine the predictabilityand security of cash flows provided by different bond structures.
  We analyze 30-year, 15-year, adjustable-rate and project loansecurities for inclusion in the fund.
  Total-rate-of-return scenarios scenarios calculate expected rates ofreturn for each security relative to U.S.Treasury securities underdifferent interest-rate scenarios over a six-month time frame.Thishelps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

When the reporting period began, the fund continued to be influenced by low short-term interest rates,which remained at 1%,their lowest level since 1958. As was the case during much of 2003, homeowners took advantage of low interest rates by refinancing their mortgages during the first quarter of 2004, effectively returning principal early to bondholders and eroding returns from seasoned mortgage-backed securities.

Market conditions appeared to change rapidly and significantly in April 2004, after energy prices began to surge higher and the U.S. Department of Labor released data showing a stronger job market. Renewed concerns regarding potential inflationary pressures in the recovering economy subsequently contributed to declining securities prices across most bond market sectors. In addition, investors began to anticipate higher short-term interest rates from the Federal Reserve Board (the "Fed"). Indeed, on June 30, 2004 the Fed raised its target for the overnight federal funds rate by 25 basis points to 1.25%, which most investors regarded as the first in a series of moves designed to forestall a potential acceleration of inflation.

When interest rates rose, so did mortgage rates. As a result, refinancing activity among homeowners began to moderate, helping to support prices of pass-through mortgage-backed securities, including those issued by U.S.government agencies.At the same time,demand for mort-

4

gage-backed securities remained relatively robust from investors seeking higher yields that comparable U.S.Treasury securities could not provide. Consequently, mortgage-backed securities ranked among the better-performing sectors of the bond market during the first half of 2004.

Early in the reporting period, we focused on securities that historically have been relatively resistant to prepayment risk, including commercial mortgage-backed securities, asset-backed securities and certain types of CMOs.At the time, this strategy enabled us to shelter the fund from the full brunt of refinancing activity.

When it became clearer to us in March 2004 that renewed inflationary pressures were likely to lead to higher interest rates and less prepayment activity, we increased the fund's holdings of securities that historically have held up better when interest rates rise, including GNMA pass-through securities. We focused primarily on GNMA securities selling at modest premiums to their face values. In addition, we attempted to take advantage of shorter-term trading opportunities arising from the changing price and yield relationships between GNMA securities and U.S.Treasury securities.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to focus on premium-priced GNMA securities, while maintaining positions in commercial mortgages and asset-backed securities. In addition, we have set the fund's average effective duration — a measure of sensitivity to changing interest rates — in a range that we believe closely approximates that of the Index. In our judgment, these are prudent strategies as investors continue to anticipate higher interest rates from the Fed.

July 15, 2004
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders are given at least 90 days' notice, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index (unhedged) is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
3	Source: Lipper Inc.

The Fund 5

STATEMENT OF INVESTMENTS June 30, 2004 (Unaudited)
	Principal
Bonds and Notes—127.3%	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—97.8%
Government National Mortgage Association I:
5%	29,423,000 a	28,512,652
5%, 1/15/2034	1,311,162	1,273,466
5.5%	33,600,000 a	33,547,248
5.5%, 12/20/2029-4/15/2034	99,376,120	99,592,309
6%	11,756,000 a	12,038,849
6%, 2/15/2026-12/15/2033	22,926,515	23,544,396
6.5%, 10/15/2010-6/15/2032	1,083,235	1,134,233
7%, 1/15/2024-2/15/2024	242,899	259,445
7.5%, 12/15/2023	37,077	40,217
8%, 4/15/2008-12/15/2022	1,180,840	1,284,809
8.5%, 2/15/2005-3/15/2022	170,423	189,957
9%, 11/15/2019-11/15/2022	41,652	47,055
9.5%, 9/15/2019-10/15/2020	17,323	19,559
Project Loans:
6.375%, 10/15/2033-1/15/2034	4,180,877	4,469,960
6.4%, 10/15/2033	1,756,906	1,879,889
6.43%, 9/15/2033	1,424,668	1,525,720
6.45%, 3/15/2034	2,421,272	2,597,274
6.55%, 12/15/2033	670,827	721,978
6.6%, 5/15/2028	1,798,099	1,927,886
6.625%, 3/15/2029	577,878	623,565
6.7%, 3/15/2028	600,149	644,596
7.25%, 8/15/2043	1,516,477	1,688,976
Stripped Securities, Interest Only Class:
Ser. 2002-88, Cl. GI, 5.5%, 6/20/2031	7,049,073 b	1,226,427
Ser. 2003-62, Cl. GI, 5%, 4/20/2025	4,560,000 b	378,939
		219,169,405
Government National Mortgage Association II:
3%, 7/20/2030-8/20/2030	553,831 c	544,074
3.25%, 4/20/2030	1,077,221 c	1,068,646
6.5%, 5/20/2031-6/20/2031	2,159,233	2,254,369
7%, 12/20/2027-8/20/2031	3,678,097	3,908,896
9%, 1/20/2020-7/20/2025	87,086	97,472
9.5%, 9/20/2021-12/20/2021	35,863	40,446
		7,913,903
Federal Home Loan Mortgage Corp.
Stripped Securities, Interest Only Class:
Ser. 1916, Cl. PI, 7%, 12/15/2011	117,112 b	9,628
Ser. 1987, Cl. PI, 7%, 9/15/2012	173,014 b	24,118
Ser. 1999, Cl. PW, 7%, 8/15/2026	4,030 b	33
Ser. 2167, Cl. AM, 7%, 11/15/2015	272,621 b	6,764
Ser. 2520, Cl. PI, 5.5%, 1/15/2026	4,430,943 b	317,359

6

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.
Stripped Securities, Interest Only Class (continued):
Ser. 2532, Cl. IS, 5.5%, 11/15/2017	2,727,454 b	51,791
Ser. 2574, Cl. IB, 5.5%, 5/15/2026	4,680,469 b	797,874
Ser. 2581, Cl. IC, 5.5%, 6/15/2019	9,134,000 b	954,905
Ser. 2621, Cl. IO, 5%, 1/15/2026	2,746,159 b	351,316
Ser. 2627, Cl. UI, 5%, 7/15/2023	1,808,610 b	191,882
Ser. 2630, Cl. IK, 4.5%, 12/15/2008	8,394,602 b	307,650
Ser. 2632, Cl. IB, 5%, 6/15/2026	3,404,800 b	712,646
Ser. 2638, Cl. IN, 5%, 1/15/2019	2,013,600 b	237,413
Ser. 2645, Cl. ID, 5%, 12/15/2031	6,471,625 b	2,262,619
Ser. 2645, Cl. IW, 5%, 7/15/2026	7,485,021 b	1,022,870
Ser. 2750, Cl. IG, 5%, 12/15/2022	7,875,200 b	1,002,769
Ser. 2764, Cl. IQ, 5%, 1/15/2022	3,000,000 b	358,255
		8,609,892
Federal Housing Administration,
Project Loans,
7.2%, 2/1/2033	1,072,791	1,082,178
Federal National Mortgage Association:
5%, 1/1/2018-5/1/2018	1,104,617	1,109,160
6.2%, 1/1/2011	2,314,636	2,494,358
Stripped Securities, Interest Only Class:
Ser. 1997-74, Cl. PK, 7%, 11/18/2027	597,145 b	99,990
Ser. 2002-76, Cl. PI, 5.5%, 12/25/2025	4,847,715 b	324,537
Ser. 2003-8, Cl. PI, 5.5%, 10/15/2021	2,771,022 b	226,471
		4,254,516
Total U.S. Government Agencies/
Mortgage-Backed		241,029,894
Asset-Backed Ctfs.-Home Equity—7.0%
Ameriquest Mortgage Securities,
Ser. 2004-FR1, Cl. A5, 4.455%, 2034	8,000,000	7,688,750
Conseco Finance,
Ser. 2001-D, Cl. A4, 5.53%, 2032	3,254,835	3,328,156
Equivantage Home Equity Loan Trust,
Ser. 1996-2, Cl. A4, 8.05%, 2027	2,244,304	2,243,717
Residential Funding Mortgage Securities I,
Ser. 2004-HS2, Cl. AI3, 4.4%, 2019	2,400,000	2,404,500
The Money Store Home Equity Trust,
Ser. 1998-B, Cl. AF8, 6.11%, 2010	1,462,516	1,477,107
		17,142,230

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Commercial Mortgage Pass-Through Ctfs.—13.5%
Banc of America Commercial Mortgage,
Ser. 2004-2, CI. G, 5.239%, 2038	4,700,000 d	4,464,266
Banc of America Structured Notes,
Ser. 2002-1A, CI. A, 4.15%, 2014	4,500,000 c,d	4,337,578
CS First Boston Mortgage Securities,
Ser. 1998-C1, Cl. A1A, 6.26%, 2040	2,757,168	2,832,349
Commercial Mortgage,
Ser. 2001-FL5A, Cl. G, 2.20%, 2013	7,000,000 c,d	6,762,593
GE Capital Commercial Mortgage,
Ser. 2004-2, CI. G, 5.326%, 2040	4,955,000 d	4,806,350
Wachovia Bank Commercial Mortgage Trust:
Ser. 2002-WHL, Cl. L, 4.239%, 2015	7,300,000 c,d	7,070,344
Ser. 2003-WHL2, Cl. K, 4.739%, 2013	3,000,000 c,d	3,014,120
		33,287,600
Residential Mortgage Pass-Through Ctfs.—8.9%
Bank of America Mortgage Securities:
Ser. 2003-8, Cl. 3B3, 5.5%, 2033	495,672	449,667
Ser. 2004-1, Cl. 3B3, 5%, 2019	127,569	119,476
Ser. 2004-3, Cl. 3B3, 4.875%, 2019	195,747	181,004
Citicorp Mortgage Securities,
Ser. 1994-2, Cl. B1, 6%, 2009	337,200	337,701
Countrywide Alternative Loan Trust:
Ser. 2002-7, Cl. B2, 7%, 2032	8,131,678	8,484,344
Ser. 2004-7T1, Cl. A1, 5.75%, 2034	4,728,740	4,792,544
Countrywide Home Loans,
Ser. 2002-19, Cl. B1, 5.946%, 2032	957,805	974,567
GMAC Mortgage Corporation Loan Trust,
Ser. 2004-J1, Cl. M3, 5.5%, 2034	1,297,951	1,184,786
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1, 7%, 2040	354,904 d	377,612
PNC Mortgage Securities:
Ser. 1998-11, Cl. 2B3, 6.25%, 2013	328,530	339,865
Ser. 1998-14, Cl. CB4, 6.25%, 2029	2,262,037	2,338,494
Ser. 1999-9, Cl. 1B3, 7%, 2029	902,075	927,965
Residential Asset Securitization Trust,
Ser. 2003-A8, Cl. B3, 4.75%, 2018	798,918	762,967
Ser. 2003-A12, Cl. B3, 5%, 2018	326,239	309,307
Wells Fargo Mortgage Backed Securities,
Ser. 2002-F, Cl. B3, 5.465%, 2032	417,267 c	426,673
		22,006,972

8

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government—.1%
U.S. Treasury Notes,
1.625%, 1/31/2005	314,000 [e]	313,914
Total Bonds and Notes
(cost $315,161,426)		313,780,610

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Put Options;
U.S. Treasury Note, 2.5%, 5/31/2006
September 2004 @ $99.39
(cost $15,827)	2,501,000	8,597

	Principal
Short-Term Investments—.3%	Amount ($)	Value ($)

U.S. Treasury Bills:
.98%, 7/8/2004	200,000 [e]	199,960
1.54%, 12/2/2004	500,000 [e]	496,545
Total Short-Term Investments
(cost $696,732)		696,505

Total Investments
(cost $315,873,985)	127.6%	314,485,712

Liabilities, Less Cash and Receivables	(27.6%)	(68,010,473)

Net Assets	100.0%	246,475,239

a	Purchased on a forward commitment basis.
b	Notional face amount shown.
c	Variable rate security—interest rate subject to periodic change.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2004, these securities amounted to $30,832,863 or 12.5% of net assets.
e	Wholly or partially held by a broker as collateral for open financial futures positions.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

June 30, 2004 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2004 ($)

Financial Futures Long
U.S. Treasury 30 Year Bonds	98	10,424,750	September 2004	187,250
Financial Futures Short
U.S. Treasury 2 Year Notes	5	1,052,734	September 2004	(2,734)
U.S. Treasury 5 Year Notes	440	47,822,500	September 2004	(302,141)
U.S. Treasury 10 Year Notes	73	7,980,953	September 2004	(45,625)
				(163,250)

See notes to financial statements.
10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	315,873,985	314,485,712
Receivable for investment securities sold		39,412,813
Interest receivable		1,622,040
Receivable for shares of Beneficial Interest subscribed		39,970
Prepaid expenses		26,941
		355,587,476

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		96,849
Cash overdraft due to Custodian		555,326
Payable for investment securities purchased		107,708,969
Payable for futures variation margin—Note 4		400,748
Payable for shares of Beneficial Interest redeemed		242,939
Accrued expenses and other liabilities		107,406
		109,112,237

Net Assets ($)		246,475,239

Composition of Net Assets ($):
Paid-in capital		251,080,652
Accumulated distributions in excess of investment income—net		(522,222)
Accumulated net realized gain (loss) on investments		(1,962,277)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($163,250) net
unrealized (depreciation) on financial futures]		(2,120,914)

Net Assets ($)		246,475,239

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		16,393,188
Net Asset Value, offering and redemption price per share ($)		15.04

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Income:
Interest	6,431,282
Dividends
Affiliated issuers	19,581
Income from securities lending	42
Total Income	6,450,905
Expenses:
Management fee—Note 3(a)	752,622
Shareholder servicing costs—Note 3(b)	100,453
Custodian fees—Note 3(b)	33,826
Trustees' fees and expenses—Note 3(c)	32,677
Professional fees	32,030
Prospectus and shareholders' reports	25,312
Interest expense—Note 5	25,011
Registration fees	24,156
Miscellaneous	15,282
Total Expenses	1,041,369
Less—reduction in management fee
due to undertaking—Note 3(a)	(201,053)
Net Expenses	840,316
Investment Income—Net	5,610,589

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(348,419)
Net realized gain (loss) on financial futures	(1,621,155)
Net Realized Gain (Loss)	(1,969,574)
Net unrealized appreciation (depreciation) on
investments [including ($93,922) net unrealized
(depreciation) on financial futures]	(2,211,165)
Net Realized and Unrealized Gain (Loss) on Investments	(4,180,739)
Net Increase in Net Assets Resulting from Operations	1,429,850

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	5,610,589	9,389,889
Net realized gain (loss) on investments	(1,969,574)	3,750,721
Net unrealized appreciation
(depreciation) on investments	(2,211,165)	(3,813,371)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,429,850	9,327,239

Dividends to Shareholders from ($):
Investment income—net	(6,132,811)	(10,600,537)
Net realized gain on investments	(2,519,768)	(1,702,214)
Total Dividends	(8,652,579)	(12,302,751)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	17,149,818	52,131,473
Dividends reinvested	7,663,217	10,917,057
Cost of shares redeemed	(30,377,039)	(73,265,993)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(5,564,004)	(10,217,463)
Total Increase (Decrease) in Net Assets	(12,786,733)	(13,192,975)

Net Assets ($):
Beginning of Period	259,261,972	272,454,947
End of Period	246,475,239	259,261,972

Capital Share Transactions (Shares):
Shares sold	1,115,353	3,356,032
Shares issued for dividends reinvested	500,443	705,401
Shares redeemed	(1,980,370)	(4,746,426)
Net Increase (Decrease) in Shares Outstanding	(364,574)	(684,993)

See notes to financial statements

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
June 30, 2004			Year Ended December 31,

	(Unaudited)	2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.47	15.62	15.25	14.97	14.39	15.01
Investment Operations:
Investment income—net	.34[b]	.53[b]	.63[b]	.85[b]	.92	.96
Net realized and unrealized
gain (loss) on investments	(.25)	.01	.70	.30	.57	(.54)
Total from Investment Operations	.09	.54	1.33	1.15	1.49	.42
Distributions:
Dividends from
investment income—net	(.37)	(.60)	(.68)	(.87)	(.91)	(.96)
Dividends from net realized
gain on investments	(.15)	(.09)	(.28)	—	—	(.06)
Dividends in excess of net
realized gain on investments	—	—	—	—	—	(.02)
Total Distributions	(.52)	(.69)	(.96)	(.87)	(.91)	(1.04)
Net asset value, end of period	15.04	15.47	15.62	15.25	14.97	14.39

Total Return (%)	.54[c]	3.54	8.87	7.70	11.01	2.82

14

	Six Months Ended
	June 30, 2004		Year Ended December 31,

	(Unaudited)	2003	2002	2001 [a]	2000	1999

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.65[d]	.68	.65	.65	.65	.65
Ratio of interest expense and
loan commitment fees
to average net assets	.02[d]	—	—	.00[e]	.01	.90
Ratio of net investment income
to average net assets	4.47[d]	3.40	4.06	5.62	6.31	6.54
Decrease reflected in
above expense ratios
due to undertakings by
The Dreyfus Corporation	.16[d]	.16	.17	.22	.33	.34
Portfolio Turnover Rate	245.27[c,f] 558.50[f]		557.74	568.70	66.82	366.43

Net Assets, end of period
($ x 1,000)	246,475	259,262	272,455	160,347	121,654	112,252

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by less than $.01 and decrease the ratio of net investment income to average net assets from 5.66% to 5.62% . Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation. b Based on average shares outstanding at each month end. c Not annualized. d Annualized. e Amount represents less than .01%. f The porfolio turnover rates excluding mortgage dollar roll transactions for the six month period ended June 30, 2004 and the year ended December 31, 2003 were 108.61% and 136.96%, respectively.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S.Mortgage Securities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the

16

direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $12,207,871 and long-term capital gains $94,880.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses

18

of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement,or the Manager will bear,such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $201,053 during the period ended June 30, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2004, the fund was charged $56,715 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2004, the fund was charged $50,828 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2004, the fund was charged $33,826 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $121,070, custodian fees $16,437 and transfer agency per account fees $18,101, which are offset against an expense reimbursement currently in effect in the amount of $58,759.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2004, amounted to $846,637,441 and $898,391,646, respectively, of which $471,750,865 in purchases and $473,459,881 in sales were from dollar roll transactions.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2004, are set forth in the Statement of Financial Futures.

20

The fund may purchase or sell securities on a forward commitment basis.The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At June 30, 2004, accumulated net unrealized depreciation on investments was $1,388,273, consisting of $4,304,844 gross unrealized appreciation and $5,693,117 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counterparty credit risk.

The average daily amount outstanding during the period ended June 30, 2004 was approximately $4,659,000, with a related weighted average annualized interest rate of 1.08% . At June 30, 2004, there were no reverse repurchase agreements outstanding.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 6—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

22

NOTES

For More Information

Dreyfus BASIC U.S. Mortgage Securities Fund 200 Park Avenue New York, NY 10166
Manager
The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Custodian
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166
Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request
to info@dreyfus.com

On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC's website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation

0080SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable. The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter ("Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Basic U.S. Mortgage Securities Fund

By:	/s/Stephen E. Canter

Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)